UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2011

Date of Report: (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)  On August 29, 2011, the Board of Directors of Cyanotech Corporation (the “Company”) considered and adopted a Board of Directors Code of Conduct (the “Directors Code of Conduct”) that sets forth the Board of Directors’ standards of conduct relating to, among other things, conflicts of interest, business relationships with directors, use of corporate information, opportunities and assets, confidentiality, compliance with laws, rules and regulations, fair dealing, accountability, and wavier.  The Directors Code of Conduct shall apply to the Board of Directors in addition to the Company-wide Corporate Code of Conduct and Ethics that is currently in place and that applies to all employees.  The Directors Code of Conduct and the Corporate Code of Conduct and Ethics are both available for viewing online at http://www.cyanotech.com/investors/investors_corpgov.html.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 29, 2011, the Company held its 2011 Annual Meeting of the Stockholders (the “Annual Meeting”).  The Stockholders re-elected the Board of Directors and approved the proposals listed below.  The final results for the votes regarding each item or proposal are set forth below.  The proposals are described in detail in the Company’s proxy statement filed as Appendix A to Schedule 14A with the Securities and Exchange Commission on July 20, 2011.

1.             To elect seven directors among the nominees named in the proxy statement.

Name	Votes For	Votes Withheld	Broker Non-Votes
Brent D. Bailey	2,544,586	20,128	2,128,312
Ralph K. Carlton	2,544,506	20,208	2,128,312
Thomas F. Chen	2,544,571	20,143	2,128,312
Gerald R. Cysewski	2,544,334	20,380	2,128,312
Michael A. Davis	2,453,103	111,611	2,128,312
David I. Rosenthal	2,541,231	23,483	2,128,312
John T. Waldron	2,541,256	22,458	2,128,312

2.             To amend the 2005 Stock Option Plan to increase by 1,375,000 shares to a total of 2,075,000 shares the amount of the Company’s common stock authorized for option grant and subsequent issuance under the 2005 Stock Option Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,173,675	388,285	2,754	2,128,312

3.             To amend the 2004 Independent Director Stock Option and Restricted Stock Plan to increase by 125,000 shares to a total of 200,000 shares the amount of the Company’s common stock authorized for issuance under the 2004 Independent Director Stock Option and Restricted Stock Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,302,112	259,248	3,354	2,128,312

4.             To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,646,320	11,537	35,169	0

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

14.1  Board of Directors Code of Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: September 2, 2011	/s/ Jole Deal
	By:	Jole Deal
Vice President — Finance and
Administration, Chief Financial
Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

14.1	Cyanotech Corporation Board of Directors Code of Conduct